                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  F O R M 8 - K



                                 CURRENT REPORT


         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported)     November 15, 2000
                                                         ----------------------


                        CENTRAL VALLEY COMMUNITY BANCORP
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        California                      N/A                  77-0539125
--------------------------------------------------------------------------------
(State or other jurisdiction of     (Commission            (IRS Employer
       incorporation)               File Number)         Identification No.)

           600 Pollasky Avenue Clovis, California                    93612
--------------------------------------------------------------------------------
         (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code   (559) 298-1775
                                                  ------------------------------

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.  OTHER EVENTS.

         (a) On November 15, 2000, Clovis Merger Co. (a wholly-owned subsidiary of Registrant)("Merger Co."), merged with and into Clovis Community Bank (the "Bank") resulting in the shareholders of the Bank becoming the shareholders of the Registrant, and further resulting in the Bank becoming the wholly-owned subsidiary of the Registrant. The reorganization took place in accordance with a Plan of Reorganization and Merger Agreement entered into as of April 14, 2000 by and among Registrant, the Bank and Merger Co. (the "Plan of Reorganization").

         A summary description of the transaction is as follows:

DESCRIPTION OF THE REORGANIZATION

         Central Valley Community Bancorp was organized as a California corporation at the direction of the Board of Directors of the Bank for the purpose of becoming a bank holding company. The Board of Directors of the Bank also directed the organization of Merger Co., under the laws of the State of California to facilitate the acquisition of the outstanding shares of common stock of the Bank (the "Bank Common Stock") by Bancorp. Bancorp owned all of Merger Co.'s common stock (the "Merger Co. Common Stock"). The reorganization was accomplished by the merger of Merger Co. with and into the Bank pursuant to the terms of the Plan of Reorganization. At the effective date of the merger of Merger Co. into the Bank, the shares of Common Stock of the corporate parties to the Plan of Reorganization were converted as follows:

                  (1) Each share of the Bank's outstanding Common Stock was converted into one share of Bancorp's Common Stock.

                  (2) Merger Co. disappeared, the shares of Merger Co.'s Common Stock outstanding immediately prior to the merger were converted into shares of the Bank's Common Stock, and Bancorp then owned all of the outstanding shares of the Bank's Common Stock.

                  (3) The shareholders of the Bank became the shareholders of Bancorp. The rights of the holders of the Common Stock of Bancorp are substantially the same as the rights of the holders of the Bank's Common Stock prior to the reorganization; however, as shareholders of Bancorp they are not entitled to vote on matters requiring approval of the Bank's shareholders.

         The reorganization was subject to the approval of the Federal Reserve Bank of San Francisco (the "FRBSF"), the California Commissioner of Financial Institutions (the "Commissioner") and the Federal Deposit Insurance Corporation (the "FDIC"). Approval from the FRBSF was received on September 11, 2000. Approval of the Commissioner was received on September 12, 2000. Approval from the FDIC was received on September 27, 2000.


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


         Implementation of the reorganization also required the affirmative vote of the holders of a majority of the outstanding shares of the Bank's Common Stock as well as a majority of the outstanding shares of Common Stock of Bancorp and of Merger Co. The requisite shareholder approvals were obtained on May 25, 2000.

         Bank shareholders were not entitled to dissenters' rights in connection with the reorganization.

         Shares of Bancorp's common stock issued in consideration of the reorganization were issued pursuant to the exemption from registration provided by Section 3(a)(12) of the Securities Act of 1933, as amended.

FEDERAL AND STATE TAX CONSEQUENCES OF THE REORGANIZATION.

     The Board of Directors of the Bank had the right to terminate the Plan of Reorganization unless an opinion of counsel, satisfactory in form to all parties, was received with respect to the tax consequences of the reorganization. A satisfactory opinion was received from Lillick & Charles LLP, attorneys for Bancorp and the Bank, substantially to the effect that:

- The proposed merger of Merger Co. into the Bank will constitute a reorganization within the meaning of Section 368(a)(1)(A) and Section 368(a)(2)(E) of the Internal Revenue Code of 1986, as amended (the "Code").

- The basis of the assets of Merger Co. acquired by the Bank will be the same in the hands of the Bank as the basis of such assets in the hands of Merger Co. immediately prior to the merger.

- The holding period of the assets of Merger Co. in the hands of the Bank will include the period during which such assets were held by Merger Co.

- Unless Bancorp elects otherwise pursuant to Treasury Regulations Section 1.358-6(c)(2)(ii), the basis of the Bank shares in the hands of Bancorp will equal its basis in Merger Co. stock immediately before the merger adjusted as if the Bank had merged into Merger Co. as provided in Treasury Regulations Section 1.358-6(c)(2)(i).

- No gain or loss will be recognized by the shareholders of the Bank upon the exchange of their Bank stock solely for Bancorp stock, and the basis in the Bancorp stock received will be the same as that in the Bank stock prior to the exchange of stock.

- No gain or loss will be recognized by Merger Co. on the transfer of its assets to the Bank in exchange for the Bank's Common Stock.

- No gain or loss will be recognized by the Bank upon the receipt of the assets of Merger Co. in exchange for the Bank's Common Stock, or upon the deemed distribution of Bancorp stock by the Bank to its shareholders.

- Bancorp will recognize no gain or loss upon the receipt of the Bank's Common Stock in exchange for Merger Co.'s Common Stock.

- Where shareholders held their Bank stock as a capital asset, the period of time for which they have held such stock shall be included in their holding period for Bancorp stock received in the exchange.

         The California tax consequences should be substantially similar to the federal income tax consequences described above.

DEREGISTRATION OF THE BANK'S COMMON STOCK

         The Bank was subject to the periodic reporting requirements of the Securities Exchange Act of 1934, and in accordance with the Exchange Act filed reports and proxy statements with the FDIC. After consummation of the reorganization, the only shares of the Bank's Common Stock outstanding are the 10 shares owned by Bancorp. Accordingly, the Bank is entitled to, and in fact will, deregister its Common Stock and terminate its obligations, under the Exchange Act, to file reports and proxy statements with the FDIC. Additionally, after consummation, there no longer is any trading in the Bank's Common Stock. However, the Common Stock of Bancorp will be traded in the over-the-counter market, and Bancorp will be subject to the periodic reporting requirements of the Exchange Act.

OPERATIONS UNDER BANCORP

         After consummation of the reorganization, the business of the Bank will be carried on as a subsidiary of Bancorp. Administrative expenses and taxes incurred in the operation of Bancorp will be in addition to those of the Bank. The reorganization is not expected to result in any significant change in executive compensation and benefits.

DIRECTORS

         The number of authorized directors of the Bank is presently fixed at ten (10).

         For purposes of facilitating the preliminary stages of the reorganization, the Bylaws of Bancorp originally authorized two (2) directors. Prior to consummation of the reorganization, the Bylaws of Bancorp were amended to authorize not less than seven (7) nor more than thirteen (13) directors with the exact number within that range to be fixed by resolution of the Board of Directors. The number of directors of Bancorp was initially fixed at ten (10). Bank Directors Sidney B. Cox, David E. Cook, Daniel N. Cunningham, Daniel J. Doyle, Steven D. McDonald, Louis McMurray, Wanda Lee Rogers, William S. Smittcamp, Yoshito Takahashi and Joseph B. Weirick were appointed to serve as directors of Bancorp until the 2001 annual meeting of shareholders of Bancorp and until their successors are elected and qualified.

EXECUTIVE OFFICERS

         The following officers of the Bank have been appointed as the initial officers of Bancorp:

                                            POSITION HELD                       POSITION HELD
NAME                                        WITH BANK                           WITH HOLDING COMPANY
----                                        ---------                           --------------------
Daniel N. Cunningham...................     Chairman of the Board               Chairman of the Board

Daniel J. Doyle........................     President and Chief Executive       President and Chief
                                            Officer                             Executive Officer

Thomas L. Sommer...............             Senior Vice President and           Senior Vice President and
                                            Chief Credit Officer                Credit Administrator

Gayle Graham.......................         Senior Vice President and           Senior Vice President and
                                            Cashier                             Chief Financial Officer

David E. Cook..........................     Director and Corporate              Director and Corporate
                                            Secretary                           Secretary

         (b) Prior to the acquisition described in Item 5(a) of this Report, the securities of the Bank were registered pursuant to Section 12(g) of the Exchange Act, and the Bank filed reports required by Section 13 of the Exchange Act with the FDIC pursuant to Section 12(i) of the Exchange Act.

         As stated in Item 5(a), upon consummation of the reorganization, all shareholders of the Bank became shareholders of the Registrant on a share for share basis. Accordingly, the securities of Registrant became registered pursuant to Section 12(g) of the Exchange Act as of November 15, 2000.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

         (2) A copy of the Plan of Reorganization and Merger Agreement certified by the California Secretary of State as of November 15, 2000 is attached to this Report as Exhibit A and incorporated by reference into this Report.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2000                CENTRAL VALLEY COMMUNITY BANCORP




                                       /s/ Daniel J. Doyle
                                       ----------------------------------------
                                       Daniel J. Doyle, President and Chief
                                       Executive Officer (Principal Executive
                                       Officer)


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

                                    EXHIBIT A

                   PLAN OF REORGANIZATION AND MERGER AGREEMENT

         This Plan of Reorganization and Merger Agreement (the "Merger Agreement") is entered into as of April 14, 2000 by and among Clovis Community Bank (the "Bank"), Clovis Merger Co., ("Subsidiary"), and Central Valley Community Bancorp ("Holding Company").

                            RECITALS AND UNDERTAKINGS

         A. Bank is a California banking corporation with its principal office in the City of Clovis, Fresno County, State of California. Subsidiary and Holding Company are corporations duly organized and existing under the laws of the State of California with their principal offices in the City of Clovis, Fresno County, State of California.

         B. As of the date hereof, Bank has 2,812,500 shares of no par value common stock authorized, and 1,303,459 of such shares are outstanding.

         C. As of the date hereof, Subsidiary has 1,000 shares of no par value common stock authorized. Immediately prior to the Effective Date (as defined below), 10 shares of such common stock will be issued and outstanding, all of which will be owned by the Holding Company.

         D. As of the date hereof, Holding Company has 20,000,000 shares of no par value common stock authorized and 10,000,000 shares of no par value preferred stock authorized. Immediately prior to the Effective Date (as defined below), 100 shares of such common stock will be issued and outstanding.

                                    AGREEMENT

         Section 1. GENERAL

         1.1. THE MERGER. On the Effective Date (as defined hereinbelow), Subsidiary shall be merged into Bank, which shall be the surviving corporation (the "Surviving Corporation"). The Surviving Corporation shall be a subsidiary of Holding Company, and its name shall continue to be Clovis Community Bank.

         1.2. EFFECTIVE DATE. The merger described herein shall become effective, and actions to consummate such merger shall commence, at the close of business on the day upon which an executed counterpart of this Merger Agreement shall have been filed with the Secretary of State of the State of California in accordance with Section 1103 of the California General Corporation Law (the "Effective Date").

         1.3. ARTICLES OF INCORPORATION AND BYLAWS OF THE SURVIVING CORPORATION. On the Effective Date, the Articles of Incorporation of Bank, as in effect immediately prior to the Effective Date, shall be and remain the Articles of Incorporation of the Surviving Corporation until amended; the Bylaws of Bank, as in effect immediately prior to the Effective Date, shall be and remain the Bylaws of the Surviving Corporation until amended; the certificate of authority of Bank issued by the Commissioner of Financial Institutions of the State of California shall be and remain the certificate of authority of the Surviving Corporation; and Bank's deposit insurance coverage by the Federal Deposit Insurance Corporation shall be and remain the deposit insurance of the Surviving Corporation.

         1.4. DIRECTORS AND OFFICERS OF THE SURVIVING CORPORATION. On the Effective Date, the directors and officers of Bank immediately prior to the Effective Date shall become the directors and officers of the Surviving Corporation. The directors of the Surviving Corporation shall serve until the next annual meeting of shareholders of the Surviving Corporation or until such time as their successors are elected and qualified.

         1.5.     EFFECT OF THE MERGER.

                  (a) ASSETS AND RIGHTS. On the Effective Date and thereafter, all rights, privileges, franchises and property of Bank and Subsidiary and all debts and liabilities due or to become due to Bank and Subsidiary including things in action and every interest or asset of conceivable value or benefit, shall be deemed fully and finally and without any right of reversion transferred to and vested in the Surviving Corporation without further act or deed; and the Surviving Corporation shall have and hold the same in its own right as fully as the same was possessed and held by Bank or Subsidiary.

                  (b) LIABILITIES. On the Effective Date and thereafter, all debts, liabilities and obligations due or to become due from, and all claims and demands for any cause existing against, Bank and Subsidiary shall be and become the debts, liabilities or obligations of, or the claims or demands against, the Surviving Corporation in the same manner as if the Surviving Corporation had itself incurred or become liable for them.

                  (c) CREDITORS' RIGHTS AND LIENS. On the Effective Date and thereafter, all rights of creditors of Bank and Subsidiary and all liens upon the property of Bank and Subsidiary shall be preserved unimpaired, and shall be limited to the property affected by such liens immediately prior to the Effective Date.

                  (d) PENDING ACTIONS. On the Effective Date and thereafter, any action or proceeding pending by or against Bank or Subsidiary shall not be deemed to have abated or been discontinued, but may be pursued to judgment with full right to appeal or review. Any such action or proceeding may be pursued as if the merger described herein had not occurred, or with the Surviving Corporation substituted in place of Bank or Subsidiary as the case may be.

         1.6. FURTHER ASSURANCES. Bank and Subsidiary each agree that at any time, or from time to time, as and when requested by the Surviving Corporation, or by its successors or assigns, it will execute and deliver, or cause to be executed and delivered, in its name by its last acting officers or by the corresponding officers of the Surviving Corporation, all such conveyances, assignments, transfers, deeds and other instruments, and will take or cause to be taken such further or other action as the Surviving Corporation, or its successors or assigns, may deem necessary or desirable in order to carry out the vesting, perfecting, confirming, assignment, devolution or other transfer of the interests, property, privileges, powers, immunities, franchises and other rights referred to in this Section 1, or otherwise to carry out the intent and purposes of this Merger Agreement.

         Section 2. STOCK OF THE SURVIVING CORPORATION

         2.1. STOCK OF SUBSIDIARY. On the Effective Date, each share of common stock of Subsidiary issued and outstanding immediately prior to the Effective Date shall, by virtue of the merger described herein, be deemed to be exchanged for and converted into one share of fully paid and nonassessable common stock of the Surviving Corporation.

         2.2. STOCK OF BANK. On the Effective Date, each share of common stock of Bank issued and outstanding immediately prior to the Effective Date shall, by virtue of the merger described herein, be deemed to be exchanged for and converted into one share of fully paid and nonassessable common stock of Holding Company, in accordance with the provisions of Section 2.3.

         2.3. EXCHANGE OF STOCK BY BANK SHAREHOLDERS. On the Effective Date or as soon as practical thereafter, the following actions shall be taken to effectuate the exchange and conversion specified in Section 2.2:

                  (a) The shareholders of Bank of record immediately prior to the Effective Date shall be allocated and entitled to receive for each share of common stock of Bank then held by them respectively one share of common stock of the Holding Company.

                  (b) As soon as reasonably practicable following the Effective Date, the Holding Company shall make available for each record holder of Bank Common Stock immediately prior to the Effective Date a form letter of transmittal and instructions for use in effecting the surrender of certificates of Bank Common Stock for payment therefor. At or after the Effective Time, upon surrender to the Holding Company of such certificates together with the letter of transmittal, duly executed, the Holding Company shall promptly issue new share certificates for each such person's new shares of Holding Company Common Stock in accordance with Sections 2.2 and 2.3(a) hereof.

                  (c) At and after the Effective Date, no transfer of Bank Common Stock outstanding prior to the Effective Date shall be made on the stock transfer books of the Surviving Corporation. Until surrendered in accordance with the provisions of Section 2(b) hereof, the certificates which immediately prior to the Effective Date represented issued and outstanding shares of Bank Common Stock shall be deemed by the Holding Company and the Surviving Corporation to represent for all purposes the right to receive Holding Company Common Stock, as provided in Sections 2.2 and 2.3(a) hereof

         2.4. OTHER RIGHTS TO STOCK.

                  (a) On the Effective Date and thereafter, the Clovis Community Bank 1992 Stock Option Plan, as amended, shall be administered in an appropriate manner to reflect the merger described herein; and any outstanding options to purchase shares of common stock of Bank shall be deemed to be options granted by Holding Company upon the same terms and conditions, except that appropriate adjustments shall be deemed to be made to such terms and conditions to reflect the merger described herein.

                  (b) From time to time as and when required by the provisions of any agreement to which Bank or Holding Company shall become a party after the date hereof that provides for the issuance of shares of common stock or other securities, either debt or equity, of Bank or Holding Company in connection with a merger into Bank of any other banking institution or the acquisition by Bank of the assets or stock of any other banking institution or other corporation, Holding Company shall issue in accordance with the terms of any such agreement shares of its common stock or other debt or equity securities as required by such agreement or in substitution for the shares of common stock or other debt or equity securities of Bank required to be issued by such agreement, as the case may be, which the shareholders of any other such banking institution or other corporation shall be entitled to receive by virtue of any such agreement.

         Section 3. Approvals

         3.1. SHAREHOLDER APPROVAL. This Merger Agreement shall be submitted to the shareholders of Holding Company, Bank and Subsidiary for ratification and confirmation in accordance with applicable provisions of law.

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         3.2. REGULATORY APPROVALS. Each of the parties hereto shall proceed expeditiously and cooperate fully in procuring all other consents and approvals, and in satisfying all other requirements, prescribed by law or otherwise, necessary or desirable for the merger described herein to be consummated, including without limitation the consents and approvals referred to in Sections 4.1(b), 4.1(c) and 4.1(d).

         Section 4. CONDITIONS PRECEDENT, TERMINATION AND PAYMENT OF EXPENSES

         4.1. CONDITIONS PRECEDENT TO THE MERGER. Consummation of the merger described herein is conditioned upon the following:

                  (a) Ratification and confirmation of this Merger Agreement by the shareholders of Holding Company, Bank and Subsidiary in accordance with applicable provisions of law;

                  (b) Procuring all other consents and approvals and satisfying all other requirements, prescribed by law or otherwise, which are necessary for the merger described herein to be consummated, including without limitation: approval from the Federal Deposit Insurance Corporation pursuant to the Bank Merger Act (Section 18(c) of the Federal Deposit Insurance Act), approval from the Commissioner of Financial Institutions of the State of California pursuant to Section 700 et seq. of the California Financial Code, approval from the Board of Governors of the Federal Reserve System under the Bank Holding Company Act of 1956, approval, if required, from the California Commissioner of Corporations under the California Corporate Securities Law of 1968 and of the Blue Sky Administrator of any other state in which Bank has shareholders with respect to the securities of the Holding Company issuable upon consummation of the merger, and the availability of an exemption from the registration requirements of the Securities Act of 1933 (the "1933 Act") as provided by Section 3(a)(12) of the 1933 Act or declaration as effective by the Securities and Exchange Commission of a registration statement under the 1933 Act with respect to the securities of Holding Company issuable upon consummation of the merger;

                  (c) There shall have been received (unless waived by each of the parties hereto) an opinion in form and substance satisfactory to each of the parties hereto and their counsel, with respect to the tax consequences to the parties and their shareholders of the merger described herein;

                  (d) Procuring all consents or approvals, governmental or otherwise, which in the opinion of counsel for Bank are or may be necessary to permit or to enable the Surviving Corporation to conduct, upon and after the merger described herein, all or any part of the businesses and other activities that Bank engages in immediately prior to such merger, in the same manner and to the same extent that Bank engaged in such businesses and other activities immediately prior to such merger; and

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                  (e) Performance by each of the parties hereto of all
         obligations under this Merger Agreement which are to be performed prior to the consummation of the merger described herein.

         4.2. TERMINATION OF THE MERGER. In the event that any condition specified in Section 4.1 cannot be fulfilled, or prior to the Effective Date the Board of Directors of any of the parties hereto reaches any of the following determinations:

                  (a) Any action, suit, proceeding or claim relating to the merger described herein, whether initiated or threatened, makes consummation of such merger inadvisable; or

                  (b) Consummation of the merger described herein is inadvisable for any other reason;

then this Merger Agreement shall be terminated. Upon termination, this Merger Agreement shall be void and of no further effect, and there shall be no liability by reason of this Merger Agreement or the termination thereof on the part of any of the parties hereto or their respective directors, officers, employees, agents or shareholders.

         4.3. EXPENSES OF THE MERGER. All of the expenses of the merger described herein, including without limitation filing fees, printing costs, mailing costs, accountant's fees and legal fees, shall be borne by the Surviving Corporation; provided, however, that if the merger is abandoned for any reason, then all of such expenses shall be paid by Bank.

                  IN WITNESS WHEREOF, the parties hereto have caused this Plan of Reorganization and Merger Agreement to be executed by their duly authorized officers as of the day and year first above written.

                                    CLOVIS COMMUNITY BANK

                                    By  /s/ DANIEL J. DOYLE
                                        ----------------------------------------
                                        Daniel J. Doyle, President

                                    By  /s/ DAVID E. COOK
                                        ----------------------------------------
                                        David E. Cook , Secretary

                                    CLOVIS MERGER CO.

                                    By  /s/ DANIEL J. DOYLE
                                        ----------------------------------------
                                        Daniel J. Doyle, President and Secretary

                                    CENTRAL VALLEY COMMUNITY BANCORP

                                    By  /s/ DANIEL J. DOYLE
                                        ----------------------------------------
                                        Daniel J. Doyle, President and Secretary



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